SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)   Amount Previously Paid:
    (2)   Form, Schedule or Registration Statement No.:
    (3)   Filing Party:
    (4)   Date Filed:

Notes:

                                BEXIL CORPORATION

                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------



To the Stockholders:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Bexil Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Thursday, September 4, 2003 at 8:30 a.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominee, Frederick A. Parker, Jr., as Class I Director, to serve for a five year term and until his successor is duly elected and qualifies.

     Stockholders of record at the close of business on July 2, 2003 are entitled to receive notice of and to vote at the Annual Meeting.


                                              By Order of the Board of Directors



                                              Monica Pelaez
                                              Secretary


New York, New York
July 30, 2003

    Please Vote Immediately by Signing and Returning the Enclosed Proxy Card.
       Delay may cause the Company to incur additional expenses to solicit votes for the meeting.

                                BEXIL CORPORATION

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         Annual Meeting of Stockholders
                          to be held September 4, 2003

     This Proxy Statement, dated July 30, 2003, is furnished in connection with a solicitation of proxies by the Board of Directors of Bexil Corporation (the "Company") to be voted at the 2003 Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 11 Hanover Square, New York, New York on Thursday, September 4, 2003, and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on July 2, 2003 are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 873,157.235 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class. It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 1, 2003. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

PROPOSAL 1: Election of Director

     The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 11, 2003, the Board approved the nomination of Frederick A. Parker, Jr. to serve as a director in Class I for a five year term and until his successor is duly elected and qualifies. The nominee will be elected by a plurality of the votes cast at the Meeting. The nominee currently serves as a Director of the Company. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class I Director of the Company.


Name, Principal Occupation,
Business Experience for Past Five        Director         Other Directorships
Years, Address, and Age                   Since             held by Director
----------------------------------- ------------------- ------------------------
Non-interested Nominee:
CLASS I:
FREDERICK A. PARKER, JR. - He is           1996             Tuxis Corporation
retired President and Chief
Executive Officer of America Pure
Water Corporation, a manufacturer
of water purifying equipment. He
was born on November 14, 1926.



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

     The following table sets forth certain information regarding the other Directors currently serving on the Board. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk.

Name, Principal Occupation, Business
Experience for Past Five Years, Address, and                      Director                        Other Directorships
Age                                                                 Since                           held by Director
------------------------------------------------------------ ------------------- ---------------------------------------------------
Non-interested Directors:
Class II:
DOUGLAS WU - He is Principal of Maxwell                             1997                           Tuxis Corporation
Partners.  From July 1998 to December 1998, he
was a Principal of Libra Advisors LLC. From 1996
to 1998, he was Managing Director-Private Equity
Investment, of Rothschild Emerging Markets LLC /
Croesus Capital Management Corporation. He was
born on July 31, 1960.

Class III:
RUSSELL E. BURKE III - He is President of                           2001                           Tuxis Corporation
Russell E. Burke III, Inc. Fine Art. He was born on
August 23, 1946.

Interested Directors:
Class IV:
THOMAS B. WINMILL* - He is President, Chief                         1996                   Winmill & Co. Incorporated, Tuxis
Executive Officer, and General Counsel of the                                           Corporation, Foxby Corp., Global Income
Company, as well as certain investment companies,                                     Fund, Inc., Midas Fund, Inc., Midas Special
and of Winmill & Co. Incorporated ("WCI") and                                         Equities Fund, Inc., Midas Dollar Reserves,
certain of its affiliates. He is a member of the New                                    Inc., and Golden Cycle Gold Corporation
York State Bar and the SEC Rules Committee of the
Investment Company Institute. He was born on June
25, 1959.

CLASS V:
BASSETT S. WINMILL* - He is Chairman of the                         1996                   Winmill & Co. Incorporated, Tuxis
Board of the Company, as well as certain investment                                                 Corporation, and
companies, and of WCI and certain of its affiliates.                                            Global Income Fund, Inc.
He is a member of the New York Society of Security
Analysts, the Association for Investment
Management and Research, and the International
Society of Financial Analysts.  He was born on
February 10, 1930.

* He is an "interested person" of the Company as defined in the 1940 Act based on his position as an officer of the Company and his indirect beneficial ownership of more than 5% of the Company's shares of common stock. Bassett S. Winmill, Chairman of the Board of the Company, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Company.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Company has an Audit Committee comprised of Russell E. Burke III, Frederick A. Parker, Jr., and Douglas Wu, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has a Compensation Committee which consists of the following directors: Russell E. Burke III, Frederick A. Parker, Jr., and Douglas Wu. Generally, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its directors, officers, and employees, reviews management proposals for regular and supplemental bonus compensation, reviews comparable operating and compensation data of other similar companies in the comparable industry sectors, and makes recommendations on matters of compensation to the Board of Directors. The Company has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Company has no standing nominating or any committee performing similar functions.

     Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:


Name and Age                           Principal Occupation During Past 5 years
------------                           -----------------------------------------
William G. Vohrer                      Chief Accounting Officer, Chief Financial
Born on August 17, 1950                Officer, Treasurer and Vice President
                                       since 2001. He is also Chief Accounting
                                       Officer, Chief Financial Officer,
                                       Treasurer and Vice President of certain
                                       investment companies and WCI and its
                                       affiliates.  From 1999 to 2001, he
                                       consulted on accounting matters. Prior to 1999,he was Chief Financial Officer and
                                       Financial Operations Principal for
                                       Nafinsa Securities, Inc., a Mexican
                                       securities broker/dealer.

Marion E. Morris                       Senior Vice President since 2000.  She is
Born on June 17, 1945                  also Senior Vice President of certain
                                       investment companies and WCI and its
                                       affiliates.  She is Director of Fixed
                                       Income. From 1997 to 2000, she acted as
                                       general manager of Michael Trapp, a
                                       landscape designer. Previously, she
                                       served as Vice President of Salomon
                                       Brothers, The First Boston Corporation,
                                       and Cantor Fitzgerald.

Monica Pelaez                          Vice President, Secretary and Chief
Born on November 5, 1971               Compliance Officer since 2000. She is
                                       also Vice President, Secretary and Chief
                                       Compliance Officer of certain investment companies and WCI and its affiliates.
                                       Previously, she was Special Assistant
                                       Corporation Counsel to New York City
                                       Administration for Children's Services
                                       from 1998 to 2000. She earned her Juris
                                       Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar.

     The following table sets forth information regarding the direct beneficial ownership of the Company's outstanding shares as of the Record Date by (i) each Director, nominee and executive officer and (ii) all Directors and executive officers as a group.

Name of Director, Nominee or Officer                       Number of Shares                    Percent of Outstanding Shares
-------------------------------------------------- -------------------------------- ------------------------------------------------
Non-interested Nominee:
Frederick A. Parker, Jr.                                        381.00                                      **

Non-interested Directors:
Russell E. Burke III                                             None                                       **
Douglas Wu                                                       None                                       **

Interested Directors:
Bassett S. Winmill                                             5,883.04                                     **
Thomas B. Winmill                                             18,518.31                                    2.12%

Officers:
Marion E. Morris                                                 None                                       **
Monica Pelaez                                                    None                                       **
William G. Vohrer                                                None                                       **
                                                                ------                                     ---

Total shares held by Directors and officers                   24,782.35                                    2.84%
                                                              =========                                    =====

** Less than 1% of the outstanding shares.

     To the knowledge of the management of the Company the following stockholders beneficially owned 5% or more of the outstanding shares of the Company according to their Schedule 13D filed on July 10, 2003:

                                                                          Approximate Percentage of
                                                                             the Company's Total
Name and Address                              Common Stock                    Outstanding Shares
------------------------------              -----------------            -----------------------------
Thomas B. Winmill*                           45,024.90 shares                        5.16%
11 Hanover Square
New York, New York 10005

Investor Service Center, Inc.               218,468.19 shares                        25.02%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated**                218,468.19 shares                        25.02%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill***                       225,867.39 shares                        25.87%
11 Hanover Square
New York, New York 10005

* Thomas B. Winmill has indirect beneficial ownership of 26,506.59 of these shares held by his spouse and sons. Mr. Winmill disclaims beneficial ownership of the shares held by his spouse and sons.

** Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

*** Bassett S. Winmill has indirect beneficial ownership of 219,984.35 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Company as of the Record Date:


Name of Director or Nominee     Dollar Range of Equity Securities in the Company
----------------------------  --------------------------------------------------
Non-interested Nominee:
Frederick A. Parker, Jr.                       $1-$10,000

Non-interested Directors:
Russell E. Burke III                              None
Douglas Wu                                        None

Interested Directors:
Bassett S. Winmill                         $50,001 - $100,000
Thomas B. Winmill                             over $100,000


     Currently, the Company pays its Directors who are not "interested persons" an annual retainer of $1,250, and a per meeting fee of $1,562.50, and reimburses them for their meeting expenses. The Company also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Company had four Board meetings, one Audit Committee meeting, one special meeting, two Compensation Committee meetings and no Executive Committee meetings during the Company's most recently completed full fiscal year ended December 31, 2002. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The aggregate amount of compensation paid to each Director and nominee by the Company for the year ended December 31, 2002, is as follows:

                                                                        Aggregate Compensation from the
Name of Director or Nominee *                 Position                              Company
---------------------------------- ---------------------------------- -------------------------------------
Non-Interested Nominee:
Frederick A. Parker, Jr.                   Director (a) (b)                        $8,375


Non-interested Directors:
Russell E. Burke III                         Director (a) (b)                       $8,375
Douglas Wu                                   Director (a) (b)                       $8,375

Interested Directors:
Bassett S. Winmill                        Chairman and Director                     $0 (1)
Thomas B. Winmill                      President, CEO and Director (c)           $150,000 (1)

* On October 2, 2002, Messrs. Robert D. Anderson and David R. Stack resigned from the Company's Board of Directors. David R. Stack received Director's fees of $5,750 from the Company for his service on the Board.

(a)      Member of Compensation Committee
(b)      Member of Audit Committee
(c)      Member of Executive Committee

(1) Compensation of Company personnel was set in the aggregate amount of $200,000 and bonuses of $412,500 were accrued in 2002.

     The Company has no bonus, pension, profit-sharing or retirement plan. On April 8, 2002, the Company filed an application for deregistration with the Securities and Exchange Commission. The Company's deregistration application currently is pending before the Commission.

Audit Committee Report

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of the Company's independent public accountants and monitor the overall performance of the Company accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the Company accounting agent, and the Board of Directors. The Audit Committee met one time in fiscal 2002.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: Russell E. Burke III, Frederick A. Parker, Jr., and Douglas Wu. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

     Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Company for the fiscal period commencing January 1, 2003. Tait, Weller also acts as independent accountants of WCI and certain of its affliates. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or WCI and its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     Audit services provided by Tait, Weller during the most recent fiscal year included the audit of the financial statements of the Company. During the fiscal year ended December 31, 2002, the fees for services rendered to the Company by Tait, Weller were:

                               Financial Information Systems Design and
          Audit Fees                     Implementation Fees*                        All Other Fees*
-----------------------------  ----------------------------------------- -------------------------------------
           $13,000                              $0                                      $94,215

* This amount includes fees for non-audit services rendered by Tait, Weller to the Company and for audit and non-audit services to WCI and certain of its affiliates. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.


                             ADDITIONAL INFORMATION

     At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2004 Annual Meeting must be received by the Secretary no earlier May 3, 2004 nor later than June 2, 2004. Proposals should be mailed to Bexil Corporation, to the attention of the Company's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2004 Proxy Statement, we must receive it on or before April 3, 2004 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Company's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2002, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall have a minimum of three members and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

2.   The purposes of the Audit Committee are:

     a. to oversee the Company's accounting an financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and

     c. to act as a liaison between the Compan s independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Company's management is responsible for (i) the preparation, presentation and integrity of the Company's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the review of the Company's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Company's management for preparing, or the independent accountants for auditing, the financial statements.

     3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Company's affiliates (it being understood that the auditors are ultimately accountable to the Audit Committee and the Company's Board and that the Audit Committee and the Company's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Company; to discuss with the auditors any disclosed relationships or service that may impact the auditors' objectivity and independence; and to take, or recommend that the ful Board take, appropriate action to oversee the independence of the auditors;

     c. to meet with the Company's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the auditors propose to render to the Company;

     d. to consider the effect upon the Compan of any changes in accounting principle or practices proposed by management or the auditors


                                       A-1

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     e.   to review the audit and non-audit services provided to the Company by th auditors and the fees charged for such services;

     f. to consider for pre-approval any non- audit services proposed to be provided by the auditors to the Company, and any non-audit services proposed to be provided by such auditors to the Company which have a direct impact on Company operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Compan is not necessary, however, under the following circumstances: (1) all such services d not aggregate to more than 5% of total revenues paid by the Company to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at th time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit;

     g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in
          Section 407 of the Sarbanes Oxley Act of 2002 and make recommendations regarding the " financial expert" determination to the full Board;

     h. to receive copies of any complaints received by the Company regarding accounting, internal accounting controls or auditing matter and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Company are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

     i. to investigate improprieties or suspected improprieties in Company operations; and

     j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Company's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8.   The Company must certify to the American Stock Exchange ("AMEX") that:

a. It has adopted this formal written Charter and the Audit Committee has annually reviewed and reassessed the adequacy of this Charter;

b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom i able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee; and

c. It has at least one member of the Audi Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

                                   PROXY CARD
                                BEXIL CORPORATION

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on September 4, 2003, and at any postponement or adjournment thereof.

The undersigned stockholder(s) of Bexil Corporation (the "Company") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2003 Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover Square, New York, New York on Thursday, September 4, 2003 at 8:30 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as a Director and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

               ANNUAL MEETING OF STOCKHOLDERS OF BEXIL CORPORATION
                                September 4, 2003

   Please date, sign and mail your proxy card in the envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To elect to the Board of Directors Frederick A. Parker, Jr. as Class I Director, to serve for a five year term and until his successor is duly elected and qualifies.
                                                     NOMINEE:
[   ]    FOR                                            Frederick A. Parker, Jr.
[   ]    WITHHOLD AUTHORITY



     Your vote is important!  Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o American Stock Transfer and Trust
          Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting.  If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the
                                                Company Board's recommendations.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.



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